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                                                                   EXHIBIT 21.1

                            STERLING SOFTWARE, INC.

                             LIST OF SUBSIDIARIES

NAME                                               JURISDICTION OF INCORPORATION
----                                               -----------------------------
Sterling Software (Eastern), Inc.................         Delaware
Sterling Software International, Inc.............         Delaware
  Sterling Software International SARL...........         France
Sterling Software Leasing Company................         Delaware
Sterling Software (Midwest), Inc.................         Delaware
Sterling Software (Southern), Inc................         Georgia
  Sterling Software (Australia) II Pty Limited...         Australia
  Sterling Software Beratungs und Vertriebs
   GmbH..........................................         Austria
  Sterling Software (Canada) II, Inc./Logiciel
   Sterling (Canada) II, Inc.....................         Canada
  Sterling Software (Korea) Limited..............         Korea
  Sterling Software (Malaysia) Sdn. Bhd..........         Malaysia
  Sterling Software (Singapore) II Pte Ltd.......         Singapore
  Sterling Software (Espana) II S.L..............         Spain
  Sterling Software (UK) III Limited.............         United Kingdom
    Sterling Software (Ireland) I Limited........         Ireland
    Sterling Software (Netherlands) II B.V.......         Netherlands
      Sterling Software (Benelux) II N.V./S.A....         Belgium
      Sterling Software (France) III S.A.........         France
      Sterling Software II GmbH..................         Germany
      Sterling Software (Italia) II Srl..........         Italy
      Sterling Software (Netherlands) III B.V....         Netherlands
      Sterling Software (Switzerland) II S.A.....         Switzerland
    Sterling Software (UK) IV Limited............         United Kingdom
Sterling Software (U.S.), Inc....................         Delaware
Sterling Software (U.S.A.), Inc..................         California
Sterling Software (U.S. of America), Inc.........         Delaware
Southwest Beta Services, Inc.....................         Delaware
Sterling Software (Pacific) Pty Limited..........         Australia
  Sterling Software (Australia) Pty Limited......         Australia
Systems Center Handelsgesellschaft M.B.H.........         Austria
Sterling Software (Benelux) NV...................         Belgium
  Sterling Software (Benelux) BVBA...............         Belgium
Sterling Software do Brasil Participacoes Ltda...         Brazil
  Sterling Software do Brasil Ltda. (49%
   subsidiary)...................................         Brazil
Sterling Software (Canada), Inc..................         Canada
Sterling Software France II......................         France
Sterling Software (France) SA....................         France
Sterling Software GmbH...........................         Germany
  KnowledgeWare G.M.B.H..........................         Austria
Sterling Software (Israel), Ltd..................         Israel
Sterling Software (Italia) Srl...................         Italy
Sterling Software (Japan) Ltd....................         Japan
  Sterling Software Technology KK................         Japan
Sterling Software (Netherlands) I BV.............         Netherlands

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
NAME                                              JURISDICTION OF INCORPORATION
----                                              -----------------------------
Sterling Software International Marketing........     Cayman Islands
  Sterling Software (Netherlands Antilles) NV....     Netherlands Antilles
    Sterling Software (Netherlands) IV BV........     Netherlands
Sterling Software (New Zealand) Limited..........     New Zealand
Sterling Software (Scandinavia) AS...............     Norway
Sterling Software (Portugal)--Informatica, Lda...     Portugal
Sterling Software (Singapore) PTE Ltd............     Singapore
Sterling Software (Espana), S.A..................     Spain
Sterling Software AB.............................     Sweden
Sterling Software (Switzerland) AG...............     Switzerland
Sterling Software (UK) II Limited................     United Kingdom
  Sterling Software (UK) Limited.................     United Kingdom
Sterling Software (Virgin Islands), Inc..........     U.S. Virgin Islands

Notes:
1. Indented names are subsidiaries of subsidiaries.
2. Inclusion in the list is not a representation that the subsidiary is a significant subsidiary.
3. Except as noted, the voting shares of all subsidiaries are 100% owned by Sterling Software, Inc., its subsidiaries or employee nominees.